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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 15, 2005
                                                           -------------

                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                    001-09186               23-2416878
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  (State or Other Jurisdiction        (Commission             (IRS Employer
        of Incorporation)             File Number)          Identification No.)

   250 Gibraltar Road, Horsham, PA                                  19044
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(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (215) 938-8000
                                                           --------------

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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03. AMENDMENT OF ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

         Effective June 15, 2005, the Certificate of Incorporation of Toll Brothers Inc. (the "Company"), was amended to increase the Company's authorized shares from 101,000,000 to 201,000,000 consisting of two classes of stock. The Certificate of Amendment provides for 200,000,000 authorized shares of common stock, $.01 par value, an increase from the 100,000,000 shares previously authorized, and 1,000,000 authorized shares of preferred stock, $.01 par value, the same number of preferred shares previously authorized. A copy of the Certificate of Amendment, which was filed with the Secretary of State of the State of Delaware on June 15, 2005, is included as Exhibit 3.1 to this Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c). Exhibits.

         The following Exhibits are furnished as part of this Current Report on Form 8-K:


Exhibit
  No.                                        Item
-------                                     ------
 3.1* Certificate of Amendment of Certificate of Incorporation of Toll Brothers, Inc. filed with the Secretary of State of the State of Delaware on June 15, 2005.



* Filed electronically herewith.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TOLL BROTHERS, INC.

Dated: June 16, 2005                           By: Joseph R. Sicree
                                                   -------------------------
                                                   Joseph R. Sicree
                                                   Vice President, Chief
                                                   Accounting Officer